UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 29, 2006
                        (Date of Earliest Event Reported)

                                 Thinkpath, Inc.
             (Exact name of Registrant as specified in its charter)

           Ontario                        001-14813                 52-209027
(State or other jurisdiction of     (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

           201 Westcreek Boulevard, Brampton, Ontario, Canada L6T 5S6
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 460-3040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 29, 2006, Thinkpath, Inc. (the "Company") entered into an Agreement and Plan of Merger with The MultiTech Group, Inc. ("MultiTech"), a New Jersey corporation, Cecelia Kennedy ("CK"), John Kennedy ("J.K."), James McLafferty ("J.M."), Scott Nilssen ("S.N.") and Robert Stramara ("R.S.") (C.K., J.K., J.M., S.N., and R.S. are collectively referred to as the "Individual Owners") pursuant to which the Company acquired 100% of the capital stock of MultiTech. Prior to negotiations between the parties, there was no existing relationship between Thinkpath and MultiTech or between Thinkpath and the Individual Owners.

         In exchange for all of the capital stock of MultiTech, the Company: (i) paid an aggregate of $839,625 in cash, (ii) issued promissory notes in the aggregate principal amount of $559,750, (iii) issued an aggregate of 4,571,196 shares of common stock, and (iv) issued an aggregate of 700 shares of Series C Preferred Stock. The Series C Preferred Stock is convertible into common stock one year from issuance (at the option of the holder) by dividing $699,688 by the market price of the Common Stock prior to conversion.

         In connection with the acquisition, the Company entered into employment agreements with C.K., J.K., J.M. S.N. and R.M.

Item 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On June 29, 2006, Thinkpath, Inc. (the "Company") entered into an Agreement and Plan of Merger with The MultiTech Group, Inc. ("MultiTech"), a New Jersey corporation, Cecelia Kennedy ("CK"), John Kennedy ("J.K."), James McLafferty ("J.M."), Scott Nilssen ("S.N.") and Robert Stramara ("R.S.") (C.K., J.K., J.M., S.N., and R.S. are collectively referred to as the "Individual Owners") pursuant to which the Company acquired 100% of the capital stock of MultiTech. Prior to negotiations between the parties, there was no existing relationship between Thinkpath and MultiTech or between Thinkpath and the Individual Owners.

         In exchange for all of the capital stock of MultiTech, the Company: (i) paid an aggregate of $839,625 in cash, (ii) issued promissory notes in the aggregate principal amount of $559,750, (iii) issued an aggregate of 4,571,196 shares of common stock, and (iv) issued an aggregate of 700 shares of Series C Preferred Stock. The Series C Preferred Stock is convertible into common stock one year from issuance (at the option of the holder) by dividing $699,688 by the market price of the Common Stock prior to conversion.

         In connection with the acquisition, the Company entered into employment agreements with C.K., J.K., J.M. and R.M.

         In connection with the acquisition, the Company agreed to pay certain fees to Leventis Investments LLC. The Company is currently negotiating the axact amount of such fee.

(a) Financial Statements of Business Acquired.

(c) Exhibits

EXHIBIT
NUMBER DESCRIPTION
-------- -----------
4.1  Form of Agreement and Plan of Merger dated June 29, 2006.
4.2  Form of Promissory Note
4.3  Certificate of Designation of Series C Preferred Stock
4.4  Employment Agreement with Cecelia Kennedy
4.5  Employment Agreement with John Kennedy
4.6  Employment Agreement with James McLafferty
4.7  Employment Agreement with Robert Stramara
4.8  Employment Agreement with Scott Nilssen
4.9  Non-Exclusive Buyer's Fee Arrangement with Leventis Investments LLC
99.1 Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THINKPATH, INC.


By: /s/ Declan French
------------------------------------
Declan French
Chief Executive Officer

Dated: July 11, 2006

Item 9.01 FINANCIAL STATEMENTS






                            THE MULTITECH GROUP, INC.

                              FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2005 AND 2004

                             Together with report of

                  Independent Registered Public Accounting Firm

                            THE MULTITECH GROUP, INC.

                           DECEMBER 31, 2005 AND 2004







                                      INDEX


                                                                            PAGE


Financial Statements:

         Report of Independent Registered Public Accounting Firm              3

         Balance Sheets                                                       4

         Statements of income                                                 5

         Statements of changes in stockholders' equity (deficiency)           6

         Statements of cash flows                                             7

         Notes to financial statements                                      8-18

SCHWARTZ LEVITSKY FELDMAN LLP
CHARTERED ACCOUNTANTS
TORONTO, MONTREAL, OTTAWA




       REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



       To the Board of Directors and Stockholders of The Multitech Group, Inc.

       We have audited the accompanying balance sheets of The Multitech Group, Inc. as at December 31, 2005 and 2004 and the related statements of income, cash flows and changes in stockholders' equity (deficiency) for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

       We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Multitech Group, Inc. as at December 31, 2005 and 2004 and the results of its operations and its cash flows for the year ended December 31, 2005 and 2004 in accordance with generally accepted accounting principles in the United States of America.




       Toronto, Ontario, Canada
       June 7, 2006                                        Chartered Accountants




                    1167 Caledonia Road
                    Toronto, Ontario M6A 2X1
                    Tel:  416 785 5353
                    Fax:  416 785 5663




                            THE MULTITECH GROUP, INC.

                                 BALANCE SHEETS


                                                     YEARS ENDING DECEMBER 31,
                                                     ------------------------
                                                         2005           2004
ASSETS
Current assets:
  Cash                                              $   367,078   $    45,984
  Accounts receivable (Note 4)                          619,498     1,049,948
  Prepaid expenses and
     other current assets                                19,265        38,625
                                                    -----------   -----------
           Total current assets                       1,005,841     1,134,557
  Property and equipment (Note 5)                        21,562         7,504
                                                    -----------   -----------
                                                    $ 1,027,403   $ 1,142,061
                                                    ===========   ===========


LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIENCY)
Current liabilities:
  Accounts payable                                  $   226,787   $   121,479
  Notes payable-current portion (Note 6)                  7,417       628,666
  Federal & state income taxes payable                  110,060             0
  Accrued payroll                                        36,593        26,077
  Accrued expenses & other current liabilities           28,359        16,875
  Deferred  income taxes (Note 3)                       107,712        47,852
                                                    -----------   -----------
           Total current liabilities                    516,928       840,949
                                                    -----------   -----------

Long term liabilities:
  Officers loans payable (Note 7)                       349,624       413,020
  Note payable-non-current portion  (Note 6)             91,904        82,107
                                                    -----------   -----------
           Total long term liabilities                  441,528       495,127
                                                    -----------   -----------

  Total liabilities                                     958,456     1,336,076
                                                    -----------   -----------

Commitments and contingencies (Note 9)
Stockholders' Equity (deficiency) :
  Capital stock (Note 8)                                  5,281         5,281
  Paid in capital (Note 7)                               47,666        25,814
  Retained earnings (deficit)                            16,000      (225,110)
                                                    -----------   -----------
  Total stockholders' equity (deficiency)                68,947      (194,015)
                                                    -----------   -----------

                                                    $ 1,027,403   $ 1,142,061
                                                    ===========   ===========



                            THE MULTITECH GROUP, INC.

                              STATEMENTS OF INCOME


                                                       YEARS ENDING DECEMBER 31,
                                                       -------------------------
                                                           2005          2004

Income - services                                     $ 3,263,876    $ 2,625,946

Direct costs                                            2,006,104      1,968,069
                                                      -----------    -----------

Gross margin                                            1,257,772        657,877
                                                      -----------    -----------

Selling expenses                                           62,818        108,912

General and administrative expenses                       665,463        725,597

Depreciation                                                6,610          5,386
                                                      -----------    -----------

     Total selling, general & administrative exp          734,891        839,895
                                                      -----------    -----------

Income/(loss) before other income and expenses            522,881       (182,018)
                                                      -----------    -----------


Other income:
     Interest                                                  61             37
                                                      -----------    -----------
                                                          522,942       (181,981)
                                                      -----------    -----------

Other expense:
     Bad debt expense                                      93,763         17,556
     Interest                                              61,196         64,142
                                                      -----------    -----------
                                                          154,959         81,698
                                                      -----------    -----------


Net income/(loss) for the year before provision for
     federal income tax                                   367,983       (263,679)
Provision for federal income tax (Note 3)                 126,873         47,852
                                                      -----------    -----------
Net income/(loss) for the year                            241,110       (311,531)
                                                      ===========    ===========





                            THE MULTITECH GROUP, INC.

           STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)


                                                       YEARS ENDING DECEMBER 31,
                                                       -------------------------
                                                        2005             2004
                                                        ----             ----

Retained earnings (deficit) - beginning of year      $(225,110)      $  86,421

Net income (loss) for the year                         241,110        (311,531)
                                                     ---------       ---------

Retained earnings (deficit) - end of year            $  16,000       $(225,110)
                                                     =========       =========



                                                       YEARS ENDING DECEMBER 31,
                                                       -------------------------
                                                        2005             2004
                                                        ----             ----

Paid in capital, beginning of year                   $  25,814       $    --

Interest on officers' loans payable-waived              21,852          25,814
                                                     ---------       ---------

Paid in capital, end of year                         $  47,666       $  25,814
                                                     =========       =========




                                              YEARS ENDING DECEMBER 31,
                                              -------------------------
                                               2005             2004
                                               ----             ----

                                           # of                 # of
                                          SHARES        $     SHARES      $
                                          ------     ------   ------   ------


Capital Stock, beginning of year           300       5,281      300    5,281

Changes                                    --          --       --       --
                                         ------     ------   ------   ------
Capital Stock, end of year                 300       5,281      300    5,281




                            THE MULTITECH GROUP, INC.

                            STATEMENTS OF CASH FLOWS


                                                       YEARS ENDING DECEMBER 31,
                                                       -------------------------
                                                          2005           2004
                                                          ----           ----
OPERATING ACTIVITIES

Net income/(loss)                                    $   241,110    $  (311,531)
Adjustments to reconcile net income
     To net cash provided by operations:
         Depreciation                                      6,610          5,386
         Interest on officers' loans payable              21,852         25,814
         Deferred taxes                                   59,859         47,852
Changes in operating assets and liabilities:
     Accounts receivable                                 430,450       (530,026)
     Prepaid expenses and other current assets            19,360         20,569
     Accounts payable                                    105,308         64,623
     Federal and state income tax payable                110,060              0
     Accrued payroll                                      10,516        (70,812)
     Accrued expenses & other current liabilities         11,484         15,835
                                                     -----------    -----------

Net cash provided/(used) by operating activities     $ 1,016,609    $  (732,290)
                                                     -----------    -----------


INVESTING ACTIVITIES

Purchase of property and equipment                       (20,667)             0
                                                     -----------    -----------
Net cash used in investing activities                    (20,667)             0
                                                     -----------    -----------


FINANCING ACTIVITIES

Officers loans paid                                      (63,396)       413,020
Proceeds - loan                                                0        290,000
Net loan paid                                           (611,452)       (74,136)
                                                     -----------    -----------
Net cash provided/(used) in financing activities        (674,848)       628,884
                                                     -----------    -----------


Increase/(decrease) in cash                              321,094       (103,406)

Cash, beginning of year                                   45,984        149,390
                                                     -----------    -----------

Cash, end of year                                    $   367,078    $    45,984
                                                     ===========    ===========

Supplemental cash items:
Interest paid                                        $    39,344    $    38,328
                                                     ===========    ===========
Income taxes paid                                            350          5,744
                                                     ===========    ===========

                            THE MULTITECH GROUP, INC.

                          NOTES TO FINANCIAL STATEMENTS

Note 1-  Nature of Business:
The Multitech Group, Inc. is a privately owned engineering services company which provides engineering, design, technical writing and documentation, technical training and staffing services to its clients.


Note 2 -  Accounting policies:
   a. Cash and Cash Equivalents
      Cash and cash equivalents include cash on hand, amounts from and to banks, and any other highly liquid investments purchased with a maturity of three months or less. The carrying amounts approximate fair values because of the short maturity of those instruments.

   b. Property and Equipment
      The Company follows the general policy of depreciating the cost of property and equipment over the useful lives of such assets on the straight line and modified accelerated cost recovery methods.

   c. Revenue
      The Company has the following core capabilities and revenue streams; Engineering and Design, Technical Training and Documentation, and Staffing. Engineering and Design, as well as Technical Training and Documentation, primarily recognize revenue on a time-and-materials basis and/or fixed-price basis. Time and materials efforts are based upon billable rates times hours delivered, plus expenses incurred. Fixed price task orders are determined based upon allowable costs incurred plus a calculation for estimated billable hours utilizing the SOW and fees.

      The Company provides its customers with a number of different services that are generally documented through separate negotiated task orders that detail the services to be provided and the compensation for these services. Services rendered under each task order represent an independent earnings process and are not dependent on any other service or product sold. The Company records provisions for estimated losses on uncompleted task orders in the period in which those losses are identified. The Company considers performance-based fees under any task order to be earned only when it can demonstrate satisfaction of a specific performance goal or it receives written notification from a customer that the fee has been earned.

      Staffing revenue consists of two types. In the case of temporary assignments, clients are billed for services provided by assigned staff. The billing rate is the actual hourly rate (and overtime rate) of the individual plus an agreed upon percentage markup. Services are billed based on an authorized time sheet acting as the approval for time spent. Staffing placements that are considered to be permanent placements are billed to clients upon the date of hire for the individual. Revenue is based on percentage of annual salary of the candidate.

   d. Leases
      The Company's policy is to record leases, which transfer substantially all benefits and risks incidental to ownership of property, as acquisition of property and equipment and to record the occurrences of corresponding obligations as long-term liabilities. Obligations under capital leases are reduced by rental payments net of imputed interest. Leases are classified as either capital or operating. Those leases that transfer substantially all the benefits and risks of ownership of property to the Company are accounted for as capital leases. All other leases are accounted for as operating leases. Capital leases are accounted for as assets and are fully amortized on a straight line basis over the lesser of the period of expected use of the assets or the lease term. Commitments to repay the principal amounts arising under capital lease obligations are included in current liabilities to the extend that the amount is repayable within one year, otherwise the principal is included in long term debt obligations. The capitalized lease obligation reflects the present value of future lease payments. The financing element of the lease payments is charged to interest expense in the consolidated statement of operations over the term of the lease. Operating lease costs are charged to administrative expense in the consolidated statement of operations on a straight line basis.

   e. Income Taxes
      The Company accounts for income tax under the provision of SFAS Number 109, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statement or tax returns.

      Deferred income taxes are provided using the liability method. Under the liability method, deferred income taxes are recognized for all significant temporary differences between the tax and financial statement bases of assets and liabilities.

      Effects of changes in enacted tax laws on deferred tax assets and liabilities are reflected as adjustments to tax expense in the period of enactment. Deferred tax assets may be reduced, if deemed necessary based on a judgmental assessment of available evidence, by a valuation allowance for the amount of any tax benefits which are more likely, based on current circumstances, not expected to be realized.

   f. Use of Estimates
      The preparation of consolidated financial statement in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and these differences could be material. These estimates are reviewed periodically and as adjustments become necessary, they are reported in earnings in the period in which they become known.

   g. Impairment of Long-lived Assets
      SFAS No 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed", requires that long-lived assets held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Management uses its best estimate of the undiscounted cash flows to evaluate the carrying amounts and have reflected the impairment.

      In August 2001, FASB issued SFAS 144, "Accounting for the Impairment or Disposal of Long-lived Assets" which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The ruling did not have a material impact on the Company's results of operations or financial condition.

   h. Comprehensive income
      The Company adopted the provisions of SFAS No. 130 "Reporting Comprehensive Income". This standard requires companies to disclose comprehensive income in their financial statements. In addition to items included in net income, comprehensive income includes items currently charged or credited directly to stockholders' equity, such as the changes in unrealized appreciation (depreciation) of securities and foreign currency translation adjustments. Comprehensive income (loss) is the same as the Company's reported net income (loss) for both 2005 and 2004.

   i. Recent Pronouncements
      In April 2003, the FASB issued SFAS No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". This statement amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. The amendments set forth in SFAS No. 149 improve financial reporting by requiring that contracts with comparable characteristics be accounted for similarly. In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative as discussed in SFAS No. 133. In addition, it clarifies when a derivative contains a financing component that warrants special reporting in the statement of cash flows. SFAS No 149 is effective for contracts entered into or modified after June 30, 2003 with certain exceptions. The Company does not believe that the adoption of SFAS No 149 will have a material impact, if any, on its results of operations of financial position.

      In May 2003, the FASB issued SFAS No 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity". This statement specifies that certain instruments within its scope embody obligations of the issuer and that, therefore, the issuer must classify them as liabilities. SFAS No 150 is effective immediately for all financial instruments entered into or modified after May 31, 2003. For all other instruments, SFAS No 150 goes into effect at the beginning of the first interim period beginning after June 15, 2003. For contract that were created or modified before May 31, 2003 and still exist at the beginning of the first interim period beginning after June 30, 2003, entities should record the transition to SFAS No 150 by reporting the cumulative effect of the change in an accounting principle. SFAS No 150 prohibits entities from restating financial statements for earlier years presented. The Company does not believe that the adoption of SFAS No 150 will have a material impact, if any, on its results of operations or financial position.

      In December 2003, the FASB issued SFAS No 132 (Revised), "Employers' Disclosures about Pensions and Other Post Retirement Benefits- an amendment of FASB Statements No 87, 88 and 106". This statement revises employers' disclosures about pension plans and other postretirement benefit plans. It does not change the measurement or recognition of those plans. SFAS No 132 (Revised) will retain and revise the disclosure requirements contained in the original SFAS No 132. It also requires additional disclosures about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other postretirement benefit plans. SFAS No 132 (Revised) generally is effective for fiscal years ending after December 15, 2003. The Company does not believe that the adoption of SFAS No 132 (Revised) will have a material impact, if any, on its results of operations of financial position.

      In November 2004, the FASB issued SFAS No 151, "Inventory Costs - an amendment of ARB No 43". This statement clarifies the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. The Company does not believe that the adoption of SFAS No 151will have a material impact, if any, on its results of operations or financial position as it does not have inventory.

      In December 2004, the FASB issued SFAS No 152, "Accounting for Real Estate Time-Sharing Transactions- an amendment of FASB Statement s No 66 and 67", which references the financial accounting and reporting guidance for real estate time-sharing transactions in AICPA Statement of Position (SOP) 04-2, "Accounting for Real Estate Time-Sharing Transactions". SFAS No 152 is effective for years beginning after June 15, 2005, with restatements of previously issued financial statements prohibited. The Company does not believe that the adoption of SFAS No 152 will have a material impact, if any, on its results of operations or financial position.

      In December 2004, the FASB issued SFAS No 153, "Exchanges of Non-monetary Assets, an amendment of APB Opinion No 29", effective for non-monetary asset exchanges occurring in the fiscal year beginning January 1, 2006. This statement requires that exchanges of productive assets be accounted for at fair value unless fair value cannot be reasonably determined or the transaction lacks commercial substance. The Company does not believe that the adoption of SFAS No 153 will have an impact, if any, on its results of operations or financial position.

      In December 2004, the FASB issued SFAS No 123 (Revised), "Share-based Payment". This statement requires employers to expense costs related to share-based payment transactions with employees. With limited exceptions, SFAS No 123 (Revised) requires that the fair value of share-based payments to employees be expensed over the period service is received. SFAS No 123 (Revised) becomes effective for annual reporting periods that begin after December 15, 2005. The Company does not believe that the adoption of SFAS No 123 (Revised) will have an impact, if any, on its results of operations or financial position.

      In May 2005, the FASB issued Statement No 154, "Accounting Changes and Error Corrections" applying to all voluntary accounting principle changes as well as the accounting for and reporting of such changes. SFAS No 154 requires voluntary changes in accounting principle be retrospectively applied to financial statements from previous periods unless such application is impracticable. SFAS No 154 requires that changes in depreciation, amortization, or depletion methods for long-lived, non-financial assets must be accounted for as a change in accounting estimate due to a change in accounting principle. By enhancing the consistency of financial information between periods, the requirements of SFAS 154 improves financial reporting. SFAS 154 replaces APB Opinion No 20 and FASB 3. SFAS 154 carries forward many provisions of Opinion 20 and FASB 3 without changes including those provisions related to reporting a change in accounting estimate, a change in reporting entity, correction of an error and reporting accounting changes in interim financial statements. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

      In February 2006, the FASB issued SFAS No 155, "Accounting for Certain Hybrid Financial Instruments" ("SFAS 155"). SFAS 155 allows any hybrid financial instrument that contains an embedded derivatives that otherwise would require bifurcation under SFAS No 133, "Accounting for Derivative Instruments and Hedging Activities" to be carried at fair value in its entirety, with changes in fair value recognized in earnings. In addition, SFAS 155 requires that beneficial interests in securitized financial assets be analyzed to determine whether they are freestanding derivatives or contain an embedded derivative. SFAS 155 also eliminates a prior restriction on the types of passive derivatives that a qualifying special purpose entity is permitted to hold. SFAS 155 is applicable to new or modified financial instruments in fiscal years beginning after September 15, 2006, through the provisions related to fair value accounting for hybrid financial instruments can also be applied to existing instruments. Early adoption, as of the beginning of an entity's fiscal year, is also permitted, provided interim financial statements have not yet been issued. The Company does not believe that the adoption of SFAS 155 will have an impact, if any, on its results of operations or financial position.

      In March 2006, the FASB issued SFAS 156, "Accounting for Servicing Financial Assets-an amendment of FASB Statement No 140". This statement amends FASB Statement No 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", with respect to the accounting for separately recognized servicing assets and servicing liabilities. This statement: (1) requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in any of the following situations: (a) a transfer of the servicer's financial assets that meets the requirements for sale accounting, (b) a transfer of the servicer's financial assets to a qualifying special purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale securities or trading securities in accordance with FASB statement No 115, "Accounting for Certain Investments in Debt and Equity Securities", (c) an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its consolidated affiliates;
      (2) requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable; (3) permits an entity to choose either of the following subsequent measurement methods for each class of separately recognized servicing assets and servicing liabilities; (a) Amortization methods-amortize servicing assets or servicing liabilities in proportion to and over the period of estimated net servicing income or net servicing loss and assess servicing assets or servicing liabilities for impairment or increased obligation based on fair value at each reporting date, or (b) Fair value measurement method-Measure servicing assets or servicing liabilities at fair value at each reporting date and report changes in fair value in earnings in the period in which the changes occur; (3) at its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value; and (5) requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities. An entity should adopt this statement as of the beginning of its first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity's fiscal year, provided the entity has not yet issued financial statements, including interim financial statements, for any period of that fiscal year. The effective date of this statement is the date an entity adopts the requirements of this statement.

Note 3 - Income taxes and deferred income taxes:
   a. Income taxes:
                                                       Years ended December 31,
                                                       ------------------------
                                                         2005          2004
                                                         ----           ----
Income taxes consist of the following:
Current Federal income taxes                          $  67,014       $       0
Deferred income taxes                                    59,859          47,852
                                                      ---------       ---------
                                                      $ 126,873       $  47,852
                                                      =========       =========

b. Current income taxes:

Amount calculated at statutory rates                  $ 120,497       $(105,841)
                                                      ---------       ---------
Permanent differences                                      --              --
Temporary differences                                   (53,483)        105,841
Valuation allowance                                        --              --
                                                      ---------       ---------
                                                        (53,483)        105,841
                                                      ---------       ---------
Current income taxes                                     67,014               0
                                                      =========       =========

c. Deferred income taxes:

The components by source of temporary differences that gave rise to the deferred tax liability are as follows:
                                                       Years ended December 31,
                                                       ------------------------
                                                        2005             2004
                                                        ----             ----

Taxable loss carry forward                           $  24,222        $ 307,573
Adjustment cash to accrual method                     (131,934)        (355,425)
                                                     ---------        ---------
                                                      (107,712)        ( 47,852)

Less:  Valuation allowance                                --               --
                                                     ---------        ---------

Deferred income taxes liability                      $(107,712)       $ (47,852)
                                                     =========        =========

As of December 31, 2005, the Company had Federal non-capital tax losses, in the amount of $nil ($766,000 in 2004), which were available to reduce future taxable income. The benefit of these losses has been recognized as a reduction of the deferred tax liability.

Note 4 - Accounts receivable

                                                       Years ended December 31,
                                                       ------------------------
                                                         2005            2004
                                                         ----            ----
Accounts receivable less:                            $  619,498       $1,049,948
Allowance for doubtful accounts                               0                0
                                                     ----------       ----------
                                                     $  619,498       $1,049,948
                                                     ==========       ==========



Note 5 - Property and Equipment
                                           2005          2005             2005
                                        ----------------------------------------
                                           Cost        Accumulated         Net
                                                       Depreciation
                                        ----------------------------------------
Office Equipment                        $ 39,389        $ 37,763        $  1,626
Automobiles                               61,817          41,881          19,936
                                        --------        --------        --------
                                        $101,206        $ 79,644        $ 21,562
                                        ========        ========        ========


                                          2004             2004            2004
                                        ----------------------------------------
                                          Cost         Accumulated         Net
                                                       Depreciation
                                        ----------------------------------------

Office Equipment                         $37,113         $37,113         $     0
Automobiles                               43,425          35,921           7,504
                                         -------         -------         -------
                                         $80,538         $73,034         $ 7,504
                                         =======         =======         =======

Depreciation for the year amounted to $6,610 ($5,386 in 2004).

Note 6 - Notes Payable

                                                        2005              2004
                                                        ----              ----
PNC Bank, NA (A)                                     $      0           $121,563
SBA (B)                                                85,929             89,210
Line of Credit (C)                                          0            500,000
Hyundai (D)                                            13,392                  0
                                                     --------           --------
                                                       99,321            710,773
Less current portion                                    7,417            628,666
                                                     --------           --------
Non-current portion                                  $ 91,904           $ 82,107
                                                     ========           ========

(A) The company re-financed a commercial loan for $231,443 from PNC Bank, NA for 36 months beginning 5/28/03. This loan was initially converted from SBA to conventional loan on 3/31/01. The maturity date is 3/30/06. Interest is at the rate of 7%. Cecelia Kennedy and John Kennedy are personal guarantors, with their personal residence as collateral on this secured loan. Balance was paid off in 2005.

(B) Loan received from SBA on 5/25/02 because of events of September 11, 2001. Payments are $592 per month which includes interest at 4%. Cecelia Kennedy and John Kennedy are personal guarantors, with their personal residence as collateral on this secured loan. Accounts Receivables are also held as collateral. Interest for the 2005 calendar year is $3469 ($2695 in 2004). The maturity date is June 1, 2022.

(C) Line of credit of $500,000 was opened with PNC Bank, NA on 5/30/03. Interest was at 5.25%. Cecelia Kennedy and John Kennedy are personal guarantors with their personal residence as collateral on this secured loan. Final payments made during 2005.

(D) Loan secured by motor vehicle with monthly payments of $372 for 36 months starting Jan 14, 2006, with an interest rate of 7.5% maturing January 14, 2009.

Interest expense for the year regarding the total loans amounted to $39,344 ($38,238 in 2004).

Following are maturities of notes payable for each of the next five years:

                                            Amount

                  2006                    $  7,417   (Hyundai & SBA)
                  2007                       7,896   (Hyundai & SBA)
                  2008                       4,098   (SBA)
                  2009                       4,265   (SBA)
                  2010                       4,439   (SBA)
                  Thereafter                71,206
                                         ---------
                                         $  99,321

Note 7 - Officers' Loans
Due to the financial situation caused by The Boeing situation (note 9g) and to help the Company to continue its daily operations, the officers of the Company made loans to the Company in the amount of $349,624 with interest payable at 6.25%. $100,000 of the loan was unsecured with an open repayment term. $249,624 was made available to the Company utilizing a personal LOC established by Cecelia Kennedy and John Kennedy with their personal residence as collateral with an open repayment term. Interest expense in the amount of $21,852 ($25,814 in 2004) was waived and recorded as paid in capital.


Note 8 - Capital Stock
                                                     Years ended December 31,
                                                     ------------------------
                                                    2005                2004
                                                    ----                ----
         Authorized: 1,000 common shares
         Issued: 300 common shares              $     5,281          $     5,281
                                                ===========          ===========

Note 9 - Commitments and Contingencies
a. The Company entered into an extension of its lease on its premises for three years beginning January 1, 2004 and ending December 31, 2006. Minimum payments under this operating lease for the next year is as follows:

                  2006                      $    61,929

b. The Company entered into an operating lease with Mitsubishi Motor Credit of America beginning December 9, 2003 for 48 months. Lease commitments are as follows:
                  2006                      $    4,804
                  2007                      $    4,804

c. The Company entered into a capital lease with Summit Quick Lease/DeLage Landen for the Telephone system on 3/6/01. The term of the lease was 60 months ending in March 2006. The lease commitments are as follows:
                  2006                      $    1,134

d. The Company entered into 36 month capital leases with Citicapital Financing for two copiers. The first copier's lease ran from December 2001 through October 2004. The second copier's lease ran from January 2003 through December 2005. Both leases were converted for $1.00 each at the end of the lease terms.

e. The Company entered into a five year Covenant not to Compete with the former owner, Richard Gentile in June 1997. This covenant has been renewed annually since 2002 and has ended in 2005 with an agreement to payout the covenant commitment of $25,385 in June 2006.

f. The Company is party to a complaint filed against TMG and others in a personal injury action captioned James Paterek v Port Authority of New York and New Jersey, et al. This case concerns bodily injuries the plaintiff suffered arising out of an electrical fire accident on September 30, 2000. The case has been dismissed without prejudice as of December 31, 2005 because one of the defendants was in bankruptcy. TMG has factual defenses to plaintiff's claims but it is too early in the litigation to determine the likelihood of a successful defense as the case has been dismissed without prejudice and no expert reports have yet been provided attributing any to TMG. The General Liability insurance carrier has instructed their legal representative to contest this case vigorously. Legal fees have been covered by the GL insurance carrier.

g. The Company entered into a contract in 2002 with The Boeing Company to provide technical documentation and training on a US Government project. Project was completed in 2003. A contractual dispute arose with regard to billing rates. A settlement agreement in the amount of $822,000 was reached between the Company and The Boeing Company in 2005. Of this settlement amount, $120,965 was applied to previously entered invoices and the remaining settlement amount of $701,035 was recorded as a receivable on the 12/31/04 financial statement.

Note 10- Subsequent events:
On January 3, 2006 the Company entered into a Letter of Intent to be acquired by an engineering services firm located in Toronto, Canada. The purchase price will be calculated at five times audited 2005 EBIT of the Company. The acquisition is subject to due diligence and the audit of the Company's 2005 and 2004 financial statements.


Note 11- Financial Instruments
   a. Credit Risk Management
      The Company is exposed to credit risk on the accounts receivable from its customers. In order to reduce its credit risk, the Company has adopted credit policies, which include the analysis of the financial position of its customers and the regular review of their credit limits.

   b. Concentration of Credit Risk
      The Company's revenue is derived from customers of various industries and geographic locations reducing its credit risk. Where exposed to credit risk, the Company mitigates this risk by routinely assessing the financial strength of its customers, establishing billing arrangements, and monitoring the collectibility of the account on an ongoing basis.

   c. Interest Risk
      The long-term debt bears interest rates that approximate the interest rates of similar loans. Consequently, the long-term debt risk exposure is minimal.

   d. Fair Value of Financial Instruments
      The carrying values of the accounts receivable, accounts payable and federal and state income taxes payable approximates their fair values because of the short term maturities of these items. The fair value of the Company's long-term debt is based on the estimated quoted market prices for the same or similar debt instruments. The fair value of the long-term debt approximates the carrying value.